UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 13, 2006

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131213-27

                           RALI SERIES 2006-QH1 TRUST

                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.

              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC

               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                        None
        (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
            OF INCORPORATION)                           IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On November 29, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QH1, pursuant to a Series Supplement, dated as of November 29, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of November 29, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of November 29, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                           Sequentially
Exhibit                                                      Numbered
Number                                                     Exhibit Page

10.1 Series Supplement, dated as of November 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding
        Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of November 29, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

10.3 Certificate Guaranty Insurance Policy (No. AB104BE), issued by Ambac Assurance Corporation in favor of Deutsche Bank Trust Company Americas, as trustee for the benefit of the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust.

10.4 Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks with respect to the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust.

10.5 Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks and losses with respect to the Class A and Class M Certificates issued by the RALI Series 2006-QH1 Trust.

99.1    Mortgage Loan Schedule.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL ACCREDIT LOANS, INC.


                                       By:    /s/ Heather Anderson
                                          Name:   Heather Anderson
                                          Title:  Vice President



Dated:  November 29, 2006

EXHIBIT 10.1

Series Supplement, dated as of November 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of November 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of November 29, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

EXHIBIT 10.3

Certificate Guaranty Insurance Policy (No. AB104BE), issued by Ambac Assurance Corporation in favor of Deutsche Bank Trust Company Americas, as trustee for the benefit of the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust.

EXHIBIT 10.4

Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks with respect to the Class A-3 Certificates issued by the RALI Series 2006-QH1 Trust.

EXHIBIT 10.5

Yield Maintenance Agreement dated as of November 29, 2006 between Bear Stearns Financial Products, Inc. and Deutsche Bank Trust Company Americas, as trustee, which is intended to benefit certain interest rate risks and losses with respect to the Class A and Class M Certificates issued by the RALI Series 2006-QH1 Trust.

EXHIBIT 99.1

Mortgage Loan Schedule